UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2008

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

1. Indenture, Collateral Agreement and Second-Priority Senior Secured Notes due 2015 and Second-Priority Senior Secured Notes due 2018

On December 24, 2008, Harrah’s Operating Company, Inc. (the “Company”) (i) issued $214,800,000 aggregate principal amount of 10.0% second-priority senior secured notes due 2015 (the “2015 notes”) and $847,621,000 aggregate principal amount of 10.0% second-priority senior secured notes due 2018 (the “2018 notes” and, together with the 2015 notes, the “notes”), which mature on December 15, 2015 and December 15, 2018, respectively, pursuant to an indenture, dated as of December 24, 2008, among the Company, Harrah’s Entertainment, Inc. (the “Parent Guarantor”) and U.S. Bank National Association (“U.S. Bank”), as trustee (the “Indenture”); and (ii) entered into a collateral agreement, dated as of December 24, 2008, among the Company, certain subsidiaries of the Company party thereto (the “Subsidiary Pledgors”) and U.S. Bank, as collateral agent (the “Collateral Agreement”). The Indenture and the Collateral Agreement provide that the notes are guaranteed by the Parent Guarantor and are secured on a second-priority basis by substantially all of the assets of the Company and the assets of the Subsidiary Pledgors of the Company that have pledged their assets to secure the Company’s obligations under the senior secured credit facilities.

The Company will pay interest on the notes at 10.0% per annum, semiannually to holders of record at the close of business on June 1 or December 1 immediately preceding the interest payment date on June 15 and December 15 of each year, commencing on June 15, 2009.

The Company may redeem the notes, in whole or part, at any time prior to December 15, 2012 with respect to the 2015 notes, and December 15, 2013, with respect to the 2018 notes at a price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest to the redemption date and a “make-whole premium.” The Company may redeem the notes, in whole or in part, on or after December 15, 2012 with respect to the 2015 notes, and December 15, 2013, with respect to the 2018 notes at the redemption prices set forth in the Indenture. At any time (which may be more than once) before December 15, 2011, the Company may choose to redeem up to 35% of the principal amount of each of the 2015 notes and the 2018 notes at a redemption price equal to 110.000% of the face amount thereof with the net proceeds of one or more equity offerings so long as at least 50% of the aggregate principal amount of the notes at maturity issued of the applicable series remains outstanding afterwards.

The Indenture contains covenants that limit the Company’s (and most of its subsidiaries’) ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) designate its subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding notes to be due and payable immediately.

2. Registration Rights Agreement

On December 24, 2008, the Company and the Parent Guarantor entered into a registration rights agreement with Citigroup Global Markets Inc., as lead dealer manager and Banc of America Securities LLC, as joint dealer manager (the “Dealer Managers”) in connection with the notes, pursuant to the dealer manager agreement among the Company, the Parent Guarantor and the Dealer Managers dated November 14, 2008 relating to the exchange offer for the notes and the related guarantee (as described above).

Subject to the terms of the Registration Rights Agreement, the Company and the Parent Guarantor will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the notes as part of offers to exchange freely tradable exchange notes for notes within 365 days after the issue date of the notes (the “effectiveness target date”). The Company and the Parent Guarantor will use their commercially reasonable efforts to cause each exchange offer to be completed within 30 business days after the effectiveness target date.

If the Company and the Parent Guarantor fail to meet these targets (a “registration default”), the annual interest rate on the applicable series of notes will increase by 0.25%. The annual interest rate on the notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 11.00% for both series of notes. If the registration default is corrected, the applicable interest rate of such notes will revert to the original level.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Indenture, dated as of December 24, 2008 (the “Indenture”), by and among Harrah’s Operating Company, Inc. (the “Company”), Harrah’s Entertainment, Inc. (the “Parent Guarantor”) and U.S. Bank National Association, as trustee. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of the Parent Guarantor and the Company, File No. 333-154800, filed December 24, 2008.)

10.2	Collateral Agreement, dated as of December 24, 2008 (the “Collateral Agreement”), by and among Harrah’s Operating Company, Inc. (the “Company”), the subsidiary pledgors party thereto and U.S. Bank National Association, as collateral agent. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Harrah’s Entertainment, Inc. and the Company, File No. 333-154800, filed December 24, 2008.)

10.3	Registration Rights Agreement, dated as of December 24, 2008 (the “Registration Rights Agreement”), by and among Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. (the “Parent Guarantor”), Citigroup Global Markets Inc., as lead dealer manager, and Banc of America Securities LLC, as joint dealer manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: December 30, 2008	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Indenture, dated as of December 24, 2008 (the “Indenture”), by and among Harrah’s Operating Company, Inc. (the “Company”), Harrah’s Entertainment, Inc. (the “Parent Guarantor”) and U.S. Bank National Association, as trustee. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of the Parent Guarantor and the Company, File No. 333-154800, filed December 24, 2008.)

10.2	Collateral Agreement, dated as of December 24, 2008 (the “Collateral Agreement”), by and among Harrah’s Operating Company, Inc. (the “Company”), the subsidiary pledgors party thereto and U.S. Bank National Association, as collateral agent. (Incorporated by reference to the exhibit to the Registration Statement on Form S-4 of Harrah’s Entertainment, Inc. and the Company, File No. 333-154800, filed December 24, 2008.)

10.3	Registration Rights Agreement, dated as of December 24, 2008 (the “Registration Rights Agreement”), by and among Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. (the “Parent Guarantor”), Citigroup Global Markets Inc., as lead dealer manager, and Banc of America Securities LLC, as joint dealer manager.